FINANCIAL STATEMENTS

T. Rowe Price Variable Annuity Account

Year Ended December 31, 2023

With Report of Independent Registered Public Accounting Firm

T. Rowe Price Variable Annuity Account

Financial Statements

Year Ended December 31, 2023

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Security Benefit Life Insurance Company and Contract Owners of T Rowe Price Variable Annuity Account

Opinion on the Financial Statements

We have audited the accompanying statements of net assets of each of the subaccounts listed in the Appendix that comprise T. Rowe Price Variable Annuity Account (the Separate Account), as of December 31, 2023 and the related statements of operations and changes in net assets for each of the periods indicated in the Appendix, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2023, the results of its operations and changes in its net assets for each of the periods indicated in the Appendix, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on each of the subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ Ernst & Young LLP

We have served as the Separate Account’s auditor since 1994.

Kansas City, Missouri

April 26, 2024

Appendix

Subaccounts listed that comprise T. Rowe Price Variable Annuity Account

Subaccounts	Statements of operations and changes in net assets
Invesco V.I. Government Money Market	For the year ended December 31, 2023 and the period from April 29, 2022 (commencement of operations) through December 31, 2022

T. Rowe Price All-Cap Opportunities	For each of the two years in the period ended December 31, 2023

T. Rowe Price Blue Chip Growth	For each of the two years in the period ended December 31, 2023

T. Rowe Price Equity Income	For each of the two years in the period ended December 31, 2023

T. Rowe Price Equity Index 500	For each of the two years in the period ended December 31, 2023

T. Rowe Price Health and Sciences	For each of the two years in the period ended December 31, 2023

T. Rowe Price International Stock	For each of the two years in the period ended December 31, 2023

T. Rowe Price Limited-Term Bond	For each of the two years in the period ended December 31, 2023

T. Rowe Price Mid-Cap Growth	For each of the two years in the period ended December 31, 2023

T. Rowe Price Moderate Allocation	For each of the two years in the period ended December 31, 2023

T. Rowe Price Variable Annuity Account

Statements of Net Assets

December 31, 2023

Subaccount	Number of Shares	Cost	Assets at Market Value	Net Assets	Units Outstanding	Range of Unit Values
Invesco V.I. Government Money Market	8,778,234	$8,778,234	$8,778,234	$8,778,234	836,444	$10.49	$10.49
T. Rowe Price All-Cap Opportunities	1,734,200	51,598,116	59,656,481	59,656,481	371,883	160.44	160.44
T. Rowe Price Blue Chip Growth	478,481	14,846,912	22,101,058	22,101,058	405,417	54.52	54.52
T. Rowe Price Equity Income	2,506,679	61,623,371	69,585,403	69,585,403	692,944	78.44	100.38
T. Rowe Price Equity Index 500	811,695	15,742,068	25,235,609	25,235,609	552,781	45.66	45.66
T. Rowe Price Health Sciences	561,380	20,632,008	31,049,955	31,049,955	338,786	91.60	91.60
T. Rowe Price International Stock	1,160,205	17,152,535	17,414,672	17,414,672	490,213	35.54	35.54
T. Rowe Price Limited-Term Bond	2,233,908	10,809,794	10,410,012	10,410,012	480,992	21.64	21.64
T. Rowe Price Mid-Cap Growth	2,396,836	62,169,884	69,771,900	69,771,900	487,435	143.13	143.13
T. Rowe Price Moderate Allocation	1,571,511	30,527,776	31,461,659	31,461,659	426,652	57.62	73.74

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Variable Annuity Account

Statements of Operations and Change in Net Assets

Years Ended December 31, 2023 and 2022, Except as Noted

	Invesco V.I. Government Money Market	T. Rowe Price All— Cap Opportunities	T. Rowe Price Blue Chip Growth
Net assets as of December 31, 2021	$—	$64,917,446	$29,756,398

Investment income (loss):
Dividend distributions	84,751	—	—
Investment Expenses:
Mortality and expense risk and administrative charges	(23,864)	(291,920)	(113,741)

Net investment income (loss)	60,887	(291,920)	(113,741)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	2,709,913	884,887
Realized capital gain (loss) on investments	—	345,729	942,901
Change in unrealized appreciation (depreciation)	—	(16,833,890)	(12,765,677)

Net gain (loss) on investments	—	(13,778,248)	(10,937,889)

Net increase (decrease) in net assets from operations	60,887	(14,070,168)	(11,051,630)

Contract owner transactions:
Variable annuity deposits	886	454,082	286,972
Terminations, withdrawals and annuity payments	(528,527)	(2,508,021)	(1,423,780)
Transfers between subaccounts, net	7,742,432	(144,267)	(955,049)
Maintenance charges and mortality adjustments	3,868	65,328	21,771

Increase (decrease) in net assets from contract transactions	7,218,659	(2,132,878)	(2,070,086)

Total increase (decrease) in net assets	7,279,546	(16,203,046)	(13,121,716)

Net assets as of December 31, 2022	$7,279,546	$48,714,400	$16,634,682

Investment income (loss):
Dividend distributions	298,941	137,119	—
Investment Expenses:
Mortality and expense risk and administrative charges	(36,467)	(296,758)	(109,753)

Net investment income (loss)	262,474	(159,639)	(109,753)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	3,940,014	—
Realized capital gain (loss) on investments	—	393,065	981,557
Change in unrealized appreciation (depreciation)	—	9,230,485	6,823,426

Net gain (loss) on investments	—	13,563,564	7,804,983

Net increase (decrease) in net assets from operations	262,474	13,403,925	7,695,230

Contract owner transactions:
Variable annuity deposits	1,240	147,304	307,311
Terminations, withdrawals and annuity payments	(1,127,188)	(2,325,700)	(2,369,454)
Transfers between subaccounts, net	2,362,162	(283,448)	(166,711)
Maintenance charges and mortality adjustments	—	—	—

Increase (decrease) in net assets from contract transactions	1,236,214	(2,461,844)	(2,228,854)

Total increase (decrease) in net assets	1,498,688	10,942,081	5,466,376

Net assets as of December 31, 2023	$8,778,234	$59,656,481	$22,101,058

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Variable Annuity Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022, Except as Noted

	T. Rowe Price Equity Income	T. Rowe Price Equity Index 500	T. Rowe Price Health Sciences
Net assets as of December 31, 2021	$74,613,348	$26,039,078	$38,217,398

Investment income (loss):
Dividend distributions	1,290,493	275,059	—
Investment Expenses:
Mortality and expense risk and administrative charges	(381,563)	(124,032)	(177,729)

Net investment income (loss)	908,930	151,027	(177,729)

Increase (decrease) in net assets from operations:
Capital gain distributions	3,476,041	117,745	516,305
Realized capital gain (loss) on investments	1,422,427	898,396	1,004,903
Change in unrealized appreciation (depreciation)	(8,598,890)	(6,144,184)	(6,273,840)

Net gain (loss) on investments	(3,700,422)	(5,128,043)	(4,752,632)

Net increase (decrease) in net assets from operations	(2,791,492)	(4,977,016)	(4,930,361)

Contract owner transactions:
Variable annuity deposits	634,071	415,751	669,993
Terminations, withdrawals and annuity payments	(4,844,901)	(1,214,218)	(1,683,315)
Transfers between subaccounts, net	(803,096)	514,367	(34,998)
Maintenance charges and mortality adjustments	274,990	60,853	163,289

Increase (decrease) in net assets from contract transactions	(4,738,936)	(223,247)	(885,031)

Total increase (decrease) in net assets	(7,530,428)	(5,200,263)	(5,815,392)

Net assets as of December 31, 2022	$67,082,920	$20,838,815	$32,402,006

Investment income (loss):
Dividend distributions	1,391,889	297,064	—
Investment Expenses:
Mortality and expense risk and administrative charges	(364,372)	(129,346)	(168,531)

Net investment income (loss)	1,027,517	167,718	(168,531)

Increase (decrease) in net assets from operations:
Capital gain distributions	2,835,498	94,520	1,077,875
Realized capital gain (loss) on investments	475,183	1,001,731	1,077,989
Change in unrealized appreciation (depreciation)	1,446,403	3,995,582	(1,270,121)

Net gain (loss) on investments	4,757,084	5,091,833	885,743

Net increase (decrease) in net assets from operations	5,784,601	5,259,551	717,212

Contract owner transactions:
Variable annuity deposits	329,279	90,654	184,395
Terminations, withdrawals and annuity payments	(3,222,975)	(1,151,807)	(2,008,296)
Transfers between subaccounts, net	(388,422)	198,396	(245,362)
Maintenance charges and mortality adjustments	—	—	—

Increase (decrease) in net assets from contract transactions	(3,282,118)	(862,757)	(2,069,263)

Total increase (decrease) in net assets	2,502,483	4,396,794	(1,352,051)

Net assets as of December 31, 2023	$69,585,403	$25,235,609	$31,049,955

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Variable Annuity Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022, Except as Noted

	T. Rowe Price International Stock	T. Rowe Price Limited—Term Bond	T. Rowe Price Mid— Cap Growth
Net assets as of December 31, 2021	$20,027,987	$10,528,504	$84,627,870

Investment income (loss):
Dividend distributions	128,772	188,252	—
Investment Expenses:
Mortality and expense risk and administrative charges	(91,548)	(53,380)	(364,722)

Net investment income (loss)	37,224	134,872	(364,722)

Increase (decrease) in net assets from operations:
Capital gain distributions	389,038	14,747	1,921,007
Realized capital gain (loss) on investments	(44,710)	(50,100)	586,585
Change in unrealized appreciation (depreciation)	(3,550,808)	(613,225)	(21,254,582)

Net gain (loss) on investments	(3,206,480)	(648,578)	(18,746,990)

Net increase (decrease) in net assets from operations	(3,169,256)	(513,706)	(19,111,712)

Contract owner transactions:
Variable annuity deposits	43,650	38,552	289,335
Terminations, withdrawals and annuity payments	(1,135,796)	(1,276,546)	(3,751,750)
Transfers between subaccounts, net	207,373	499,677	(830,206)
Maintenance charges and mortality adjustments	51,689	2,929	359,514

Increase (decrease) in net assets from contract transactions	(833,084)	(735,388)	(3,933,107)

Total increase (decrease) in net assets	(4,002,340)	(1,249,094)	(23,044,819)

Net assets as of December 31, 2022	$16,025,647	$9,279,410	$61,583,051

Investment income (loss):
Dividend distributions	166,705	320,846	—
Investment Expenses:
Mortality and expense risk and administrative charges	(92,707)	(53,136)	(357,899)

Net investment income (loss)	73,998	267,710	(357,899)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	4,172,611
Realized capital gain (loss) on investments	(66,266)	(69,708)	505,383
Change in unrealized appreciation (depreciation)	2,426,570	223,991	7,235,879

Net gain (loss) on investments	2,360,304	154,283	11,913,873

Net increase (decrease) in net assets from operations	2,434,302	421,993	11,555,974

Contract owner transactions:
Variable annuity deposits	132,649	50,471	429,820
Terminations, withdrawals and annuity payments	(1,048,604)	(841,682)	(3,884,006)
Transfers between subaccounts, net	(129,322)	1,499,820	87,061
Maintenance charges and mortality adjustments	—	—	—

Increase (decrease) in net assets from contract transactions	(1,045,277)	708,609	(3,367,125)

Total increase (decrease) in net assets	1,389,025	1,130,602	8,188,849

Net assets as of December 31, 2023	$17,414,672	$10,410,012	$69,771,900

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Variable Annuity Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022, Except as Noted

T. Rowe Price Moderate Allocation
Net assets as of December 31, 2021	$38,959,690

Investment income (loss):
Dividend distributions	499,848
Investment Expenses:
Mortality and expense risk and administrative charges	(177,573)

Net investment income (loss)	322,275

Increase (decrease) in net assets from operations:
Capital gain distributions	603,004
Realized capital gain (loss) on investments	(66,627)
Change in unrealized appreciation (depreciation)	(8,061,086)

Net gain (loss) on investments	(7,524,709)

Net increase (decrease) in net assets from operations	(7,202,434)

Contract owner transactions:
Variable annuity deposits	545,204
Terminations, withdrawals and annuity payments	(3,410,001)
Transfers between subaccounts, net	155,226
Maintenance charges and mortality adjustments	210,256

Increase (decrease) in net assets from contract transactions	(2,499,315)

Total increase (decrease) in net assets	(9,701,749)

Net assets as of December 31, 2022	$29,257,941

Investment income (loss):
Dividend distributions	694,860
Investment Expenses:
Mortality and expense risk and administrative charges	(165,400)

Net investment income (loss)	529,460

Increase (decrease) in net assets from operations:
Capital gain distributions	85,417
Realized capital gain (loss) on investments	(83,312)
Change in unrealized appreciation (depreciation)	3,607,255

Net gain (loss) on investments	3,609,360

Net increase (decrease) in net assets from operations	4,138,820

Contract owner transactions:
Variable annuity deposits	142,550
Terminations, withdrawals and annuity payments	(2,423,699)
Transfers between subaccounts, net	346,047
Maintenance charges and mortality adjustments	—

Increase (decrease) in net assets from contract transactions	(1,935,102)

Total increase (decrease) in net assets	2,203,718

Net assets as of December 31, 2023	$31,461,659

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Variable Annuity Account

Notes to Financial Statements

December 31, 2023

1. Organization and Significant Accounting Policies

T. Rowe Price Variable Annuity Account (the Account) is a separate account of Security Benefit Life Insurance Company (SBL). The Account is an investment company as defined by Financial Accounting Standard Board (FASB) Accounting Standard Codification (ASC) 946. The Account follows the accounting guidance as outlined in ASC 946. The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended. As directed by the owners, amounts directed to each subaccount are invested in a designated mutual fund as follows:

Subaccount/Mutual Fund	Class	Investment Adviser	Sub-Adviser
Invesco V.I. Government Money Market	Series II	Invesco Advisers, Inc	—

T. Rowe Price All-Cap Opportunities	—	T. Rowe Price Associates, Inc	—

T. Rowe Price Blue Chip Growth	—	T. Rowe Price Associates, Inc	—

T. Rowe Price Equity Income	—	T. Rowe Price Associates, Inc	—

T. Rowe Price Equity Index 500	—	T. Rowe Price Associates, Inc	T. Rowe Price International Ltd

T. Rowe Price Health Sciences	—	T. Rowe Price Associates, Inc	—

T. Rowe Price International Stock	—	T. Rowe Price Associates, Inc	—

T. Rowe Price Limited-Term Bond	—	T. Rowe Price Associates, Inc	—

T. Rowe Price Mid-Cap Growth	—	T. Rowe Price Associates, Inc	—

T. Rowe Price Moderate Allocation	—	T. Rowe Price Associates, Inc	—

Ten subaccounts are currently offered by the Account, all of which had activity.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from SBL’s other assets and liabilities. The portion of the Account’s assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business SBL may conduct.

T. Rowe Price Associates, Inc. (T. Rowe Price) serves as the investment advisor to each portfolio, except the T. Rowe Price International Stock Portfolio. T. Rowe Price International, Inc., an affiliate of T. Rowe Price, serves as investment advisor to the T. Rowe Price International Stock Portfolio. The investment advisors are responsible for managing the portfolios’ assets in accordance with the terms of the investment advisory contracts.

T. Rowe Price Variable Annuity Account

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

All subaccounts reported a full twelve month period except for the following as indicated:

Inception Date	Subaccount
April 29, 2022	Invesco V.I. Government Money Market

Investment Valuation

Investments in mutual fund shares are carried in the statements of net assets at market value (net asset value of the underlying mutual fund). Investment transactions are accounted for on the trade date. Realized capital gains and losses on sales of investments are determined based on the average cost of investments sold. The difference between cost and current market value of investments owned on the day of measurement is recorded as unrealized appreciation or depreciation of investments.

The cost of investment purchases and proceeds from investments sold for the year ended December 31, 2023, were as follows:

Subaccount	Cost of Purchases	Proceeds from Sales
Invesco V.I. Government Money Market	$4,928,062	$3,429,374
T. Rowe Price All-Cap Opportunities	5,337,090	4,018,559
T. Rowe Price Blue Chip Growth	2,508,226	4,846,833
T. Rowe Price Equity Income	5,135,758	4,554,861
T. Rowe Price Equity Index 500	2,363,351	2,963,870
T. Rowe Price Health Sciences	1,882,527	3,042,446
T. Rowe Price International Stock	700,801	1,672,080
T. Rowe Price Limited-Term Bond	2,232,501	1,256,182
T. Rowe Price Mid-Cap Growth	6,028,127	5,580,540
T. Rowe Price Moderate Allocation	1,251,293	2,571,518

Market Risk

Each subaccount invests in shares of a single underlying fund. The investment performance of each subaccount will reflect the investment performance of the underlying fund less separate account expenses. There is no assurance that the investment objective of any underlying fund will be met. A fund calculates a daily net asset value per share (“NAV”) which is based on the market value of its investment portfolio. The amount of risk varies significantly between subaccounts. Due to the level of risk associated with certain investment portfolios, it is at least reasonably possible that changes in the values of investment portfolios will occur in the near term and that such changes could materially affect contractholders’ investments in the funds and the amounts reported in the statements of net assets. The contractholder assumes all of the investment performance risk for the subaccounts selected.

Annuity Assets

Annuity Assets relate to contracts that have matured and are in the payout stage. Such assets are computed on the basis of published mortality tables using assumed interest rates that will provide assets as prescribed by law. In cases where the payout option selected is life contingent, SBL periodically recalculates the required annuity assets, and any resulting adjustment is either charged or credited to SBL and not to the Account.

T. Rowe Price Variable Annuity Account

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

The annuity assets for December 31, 2023 by subaccount are as follows:

Subaccount	Annuity Assets
Invesco V.I. Government Money Market	$79,668
T. Rowe Price All-Cap Opportunities	935,868
T. Rowe Price Blue Chip Growth	310,187
T. Rowe Price Equity Income	1,516,173
T. Rowe Price Equity Index 500	887,785
T. Rowe Price Health Sciences	1,191,096
T. Rowe Price International Stock	785,991
T. Rowe Price Limited-Term Bond	277,267
T. Rowe Price Mid-Cap Growth	1,143,464
T. Rowe Price Moderate Allocation	1,029,923

Reinvestment of Dividends

Dividend and capital gain distributions paid by the mutual funds to the Account are reinvested in additional shares of each respective fund. Dividend income and capital gain distributions are recorded as income on the ex-dividend date.

Federal Income Taxes

The operations of the Account are included in the federal income tax return of SBL, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, SBL does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under contracts. Based on this, no charge is being made currently to the Account for federal income taxes. SBL will review periodically the status of this policy in the event of changes in the tax law.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price).

The Account invests in shares of open-end mutual funds, which process contractholders directed purchases, sales and transfers on a daily basis at the funds’ computed NAVs. The fair value of the Account’s assets is based on the NAVs of mutual funds, which are obtained from the custodians and reflect the fair values of the mutual fund investments. The NAV is calculated daily and is based on the fair values of the underlying securities.

Because the fund provides liquidity for the investments through purchases and redemptions at NAV, this may represent the fair value of the investment in the fund. That is, for an open-ended mutual fund, the fair value of an investment in the fund would not be expected to be higher than the amount that a new investor would be required to spend in order to directly invest in the mutual fund. Similarly, the hypothetical seller of the investment would not be expected to accept less in proceeds than it could receive by directly redeeming its investment with the fund.

The Account had no financial liabilities as of December 31, 2023.

T. Rowe Price Variable Annuity Account

Notes to Financial Statements (continued)

2. Variable Annuity Contract Charges

Mortality and Expense Risk Charge: Mortality and expense risks assumed by SBL are compensated for by a fee equivalent to an annual rate of 0.55% for the accumulation/nonlife options or 1.40% for annuity option 9 of the average daily net assets of each account. These charges are presented as expenses on the statements of changes in net assets under Mortality and expense risk and administrative charges line item.

Premium Tax Charge: When applicable, an amount for state premium taxes is deducted as provided by pertinent state law either from purchase payments or from the amount applied to effect an annuity at the time annuity payments commence.

T. Rowe Price Variable Annuity Account

Notes to Financial Statements (continued)

3. Summary of Unit Transactions

The changes in units outstanding for the periods December 31, 2023 and 2022, were as follows:

	2023			2022
Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
Invesco V.I. Government Money Market	447,493	(332,584)	114,909	884,118	(162,583)	721,535
T. Rowe Price All-Cap Opportunities	8,768	(26,364)	(17,596)	8,240	(23,904)	(15,664)
T. Rowe Price Blue Chip Growth	57,134	(104,768)	(47,634)	31,938	(74,541)	(42,603)
T. Rowe Price Equity Income	10,925	(45,789)	(34,864)	29,715	(80,039)	(50,324)
T. Rowe Price Equity Index 500	49,796	(68,105)	(18,309)	59,811	(67,616)	(7,805)
T. Rowe Price Health Sciences	9,447	(32,683)	(23,236)	17,680	(27,344)	(9,664)
T. Rowe Price International Stock	16,523	(47,786)	(31,263)	14,071	(38,219)	(24,148)
T. Rowe Price Limited-Term Bond	90,947	(57,416)	33,531	29,744	(64,396)	(34,652)
T. Rowe Price Mid-Cap Growth	14,348	(40,182)	(25,834)	10,623	(40,429)	(29,806)
T. Rowe Price Moderate Allocation	7,012	(35,561)	(28,549)	16,138	(53,302)	(37,164)

T. Rowe Price Variable Annuity Account

Notes to Financial Statements (continued)

4. Financial Highlights

The Account has a number of products, which have unique combinations of features and fees that are charged against the contract owner’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns. The information presented below identifies the range of lowest to highest expense ratios and the corresponding total return. The summary may not reflect the minimum and maximum contract charges offered by the Account as contract owners may not have selected all available and applicable contract options as discussed in Note 2.

A summary of units outstanding, unit values, net assets, expense ratios, investment income ratios and total return ratios for each of the five years in the period ended December 31, 2023, were as follows:

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Invesco V.I. Government Money Market
2023	836,444	10.49	10.49	8,778,234	0.04	0.55	0.55	3.96	3.96
2022	721,535	10.09	10.09	7,279,546	0.02	0.55	0.55	0.90	0.90
T. Rowe Price All-Cap Opportunities
2023	371,883	160.44	160.44	59,656,481	0.00	0.55	0.55	28.26	28.26
2022	389,479	125.09	125.09	48,714,400	—	0.55	0.55	(21.94)	(21.94)
2021	405,143	127.39	160.25	64,917,446	—	0.55	1.40	19.11	20.13
2020	433,231	106.95	133.40	57,777,099	—	0.55	1.40	42.35	43.58
2019	467,578	75.13	92.91	43,431,731	0.42	0.55	1.40	33.04	34.19
T. Rowe Price Blue Chip Growth
2023	405,417	54.52	54.52	22,101,058	—	0.55	0.55	48.47	48.47
2022	453,051	36.72	36.72	16,634,682	—	0.55	0.55	(38.84)	(38.84)
2021	495,654	60.04	60.04	29,756,398	—	0.55	0.55	16.99	16.99
2020	523,315	43.23	51.32	26,858,117	—	0.55	1.40	32.40	33.54
2019	582,896	32.65	38.43	22,402,160	—	0.55	1.40	28.09	29.18
T. Rowe Price Equity Income
2023	692,944	78.44	100.38	69,585,403	0.02	0.55	1.40	8.01	8.93
2022	727,808	72.62	92.15	67,082,920	0.02	0.55	1.40	(4.70)	(3.87)
2021	778,132	76.20	95.86	74,613,348	0.02	0.55	1.40	23.80	24.87
2020	850,691	61.55	76.77	65,325,330	0.02	0.55	1.40	(0.24)	0.63
2019	904,959	61.70	76.29	69,058,546	2.35	0.55	1.40	24.65	25.70

T. Rowe Price Variable Annuity Account

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
T. Rowe Price Equity Index 500
2023	552,781	45.66	45.66	25,235,609	0.01	0.55	0.55	25.13	25.13
2022	571,090	36.49	36.49	20,838,815	0.01	0.55	0.55	(18.89)	(18.89)
2021	578,895	44.99	44.99	26,039,078	0.01	0.55	0.55	27.49	27.49
2020	554,620	29.72	35.29	19,567,159	0.01	0.55	1.40	16.37	17.40
2019	587,475	25.54	30.06	17,658,535	1.84	0.55	1.40	29.19	30.30
T. Rowe Price Health Sciences
2023	338,786	91.60	91.60	31,049,955	—	0.55	0.55	2.39	2.39
2022	362,022	89.46	89.46	32,402,006	—	0.55	0.55	(12.95)	(12.95)
2021	371,686	102.77	102.77	38,217,398	—	0.55	0.55	12.48	12.48
2020	389,105	76.95	91.37	35,568,291	—	0.55	1.40	27.80	28.91
2019	408,035	60.21	70.88	28,934,078	—	0.55	1.40	27.13	28.24
T. Rowe Price International Stock
2023	490,213	35.54	35.54	17,414,672	0.01	0.55	0.55	15.61	15.61
2022	521,476	30.74	30.74	16,025,647	0.01	0.55	0.55	(16.29)	(16.29)
2021	545,624	36.72	36.72	20,027,987	0.01	0.55	0.55	0.77	0.77
2020	562,705	29.22	36.44	20,498,508	0.01	0.55	1.40	12.86	13.80
2019	642,563	25.89	32.02	20,566,617	2.45	0.55	1.40	25.99	27.06
T. Rowe Price Limited-Term Bond
2023	480,992	21.64	21.64	10,410,012	0.03	0.55	0.55	4.39	4.39
2022	447,461	20.73	20.73	9,279,410	0.02	0.55	0.55	(5.04)	(5.04)
2021	482,113	21.83	21.83	10,528,504	0.01	0.55	0.55	(0.46)	(0.46)
2020	498,673	17.59	21.93	10,936,540	0.02	0.55	1.40	3.23	4.13
2019	476,861	17.04	21.06	10,043,110	2.37	0.55	1.40	2.90	3.79
T. Rowe Price Mid-Cap Growth
2023	487,435	143.13	143.13	69,771,900	—	0.55	0.55	19.30	19.30
2022	513,269	119.97	119.97	61,583,051	—	0.55	0.55	(23.01)	(23.01)
2021	543,075	155.82	155.82	84,627,870	—	0.55	0.55	14.22	14.22
2020	570,873	111.03	136.42	77,885,527	—	0.55	1.40	22.08	23.12
2019	622,691	90.95	110.80	68,999,218	0.14	0.55	1.40	29.45	30.57

T. Rowe Price Variable Annuity Account

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
T. Rowe Price Moderate Allocation
2023	426,652	57.62	73.74	31,461,659	0.02	0.55	1.40	13.74	14.72
2022	455,201	50.66	64.28	29,257,941	0.01	0.55	1.40	(19.46)	(18.77)
2021	492,365	62.90	79.13	38,959,690	0.01	0.55	1.40	8.52	9.46
2020	546,079	57.96	72.29	39,473,562	0.01	0.55	1.40	12.94	13.90
2019	608,809	51.32	63.47	38,634,318	1.97	0.55	1.40	18.11	19.15

(1)

These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. Average net assets is a simple average of net assets and will not reflect offsetting changes in net assets occurring within a year. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

(2)

These ratios represent the annualized contract expenses of the Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to the unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

(3)

These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. The total return is calculated for the period indicated or from the inception date through the end of the reporting period.

(4)	Unit value information is calculated on a daily basis regardless of whether or not the subaccount has contractholders.

5. Subsequent Events

The Account has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no items require recognition or disclosure.